UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2023 (the “Effective Date”), Scott D. Lipesky, Executive Vice President and Chief Financial Officer of Abercrombie & Fitch Co. (the “Company”) was appointed Chief Operating Officer of the Company (the “Appointment”). Mr. Lipesky continues to serve as the Company’s Chief Financial Officer, a role he has held since October 2017.

Mr. Lipesky, 48, has served as the Company’s Executive Vice President and Chief Financial Officer since April 2021, and from October 2017 to April 2021, Mr. Lipesky served as the Senior Vice President and Chief Financial Officer of the Company. Prior to rejoining the Company in October 2017, Mr. Lipesky served as the Chief Financial Officer of American Signature, Inc. from October 2016 to October 2017. From November 2007 to October 2016, Mr. Lipesky held various leadership roles and finance positions with the Company, including Chief Financial Officer, Hollister Brand (September 2014 to October 2016); Vice President, Merchandise Finance (March 2013 to September 2014); Vice President, Financial Planning and Analysis (November 2012 to March 2013); and Senior Director, Financial Planning and Analysis (November 2010 to November 2012). Prior to November 2007, he was a Corporate Finance Director with FTI Consulting Inc., the Director of Corporate Business Development of The Goodyear Tire & Rubber Company, and a Certified Public Accountant with PricewaterhouseCoopers LLP.

In connection with the Appointment and in light of the additional responsibilities Mr. Lipesky will assume as a result of the Appointment, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved certain changes to Mr. Lipesky’s compensation. Specifically, the Committee increased Mr. Lipesky’s annual base salary from $775,000 to $800,000 and increased his target incentive opportunity under the Company’s Short-Term Cash Incentive Compensation Performance Plan (the “Annual Incentive Plan”) from 100% of base salary to 110% of base salary (together, the “Compensation Changes”). All other elements of Mr. Lipesky’s compensation including, without limitation, his 2023 annual long-term equity compensation, will remain the same. The Compensation Changes are effective as of the Effective Date, with Mr. Lipesky’s target incentive opportunity under the Annual Incentive Plan to be pro-rated for the fiscal year ending February 3, 2024.

As previously disclosed, there are no family relationships between Mr. Lipesky and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Lipesky that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Lipesky and any other persons pursuant to which he was selected as the Company’s Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated:	May 9, 2023	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Executive Vice President, General Counsel and Corporate Secretary